                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                Date of report:  18-Dec-01

                                CIT EC EF 2001-A

 A New York                          Commission File                               I.R.S. Employer
 Corporation                         No. 0001159705

                           c/o CIT Financial USA, Inc.
                      1 Tyco Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                                CIT EC EF 2001-A
                                   Monthly Servicing Report


                                                    Determination Date: 12/18/01
                                                     Collection Period: 11/30/01
                                                          Payment Date: 12/20/01

        I. AVAILABLE FUNDS

           A.  Available Pledged Revenues

                a. Scheduled Payments Received                                                            $ 28,626,033.99
                b. Liquidation Proceeds Allocated to Owner Trust                                                     0.00
                c. Required Payoff Amounts of Prepaid Contracts                                             11,413,412.19
                d. Required Payoff Amounts of Purchased Contracts                                                    0.00
                e. Proceeds of Clean-up Call                                                                         0.00
                f. Investment Earnings on Collection Account and Note Distribution Account                           0.00
                                                                                                         ----------------

                                             Total Available Pledged Revenues =                           $ 40,039,446.18


           B.  Determination of Available Funds

                a. Total Available Pledged Revenues                                                       $ 40,039,446.18
                b. Servicer Advances                                                                         3,624,247.08
                c. Recoveries of  prior Servicer Advances                                                   (2,338,191.76)
                d. Withdrawal from Cash Collateral Account                                                           0.00
                                                                                                          ---------------

                                             Total Available Funds =                                      $ 41,325,501.50


II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS



        1.    Servicing Fee                                                                                      634,457.51

        2.    Class A-1 Note Interest Distribution                                             411,438.69
              Class A-1 Note Principal Distribution                                         31,595,430.94
                                             Aggregate Class A-1 distribution                                 32,006,869.63

        3.    Class A-2 Note Interest Distribution                                             854,791.67
              Class A-2 Note Principal Distribution                                                  0.00
                                             Aggregate Class A-2 distribution                                    854,791.67

        4.    Class A-3 Note Interest Distribution                                           1,072,800.00
              Class A-3 Note Principal Distribution                                                  0.00
                                             Aggregate Class A-3 distribution                                  1,072,800.00

        5.    Class A-4 Note Interest Distribution                                           1,006,316.67
              Class A-4 Note Principal Distribution                                                  0.00
                                             Aggregate Class A-4 distribution                                  1,006,316.67

        6.    Class B Note Interest Distribution                                               193,721.03
              Class B Note Principal Distribution                                            1,662,917.42
                                               Aggregate Class B distribution                                  1,856,638.45

        7.    Deposit to the Reserve Account                                                                           0.00

        8.    Amounts Payable in connection with the Reserve Account                                              19,932.43

        9.    To the holder of the equity certificate                                                          3,873,695.14


                                                        Collection Account Distributions =                    41,325,501.50
                                                                                                              =============


    B.  RESERVE ACCOUNT DISTRIBUTIONS

        1.    Withdrawal from the Reserve Account                                                                      0.00

        2.    Interest to the Holdback Amount Designee                                                            48,221.73

        3.    Release of Excess from the Reserve Account                                                         508,852.72
                                                                                                                -----------

                                                        Reserve Account Distributions =                          557,074.45
                                                                                                                 ==========


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES



    ----------------------------------------------------------------------------------------------------------------
           Distribution               Class A-1        Class A-2           Class A-3       Class A-4
              Amounts                   Notes            Notes               Notes           Notes
    ----------------------------------------------------------------------------------------------------------------

 1.        Interest Due               411,438.69       854,791.67        1,072,800.00      1,006,316.67
 2         Interest Paid              411,438.69       854,791.67        1,072,800.00      1,006,316.67
 3      Interest Shortfall                  0.00             0.00                0.00              0.00
          ((1) minus (2))
 4        Principal Paid           31,595,430.94             0.00                0.00              0.00

 5   Total Distribution Amount     32,006,869.63       854,791.67        1,072,800.00      1,006,316.67
          ((2) plus (4))


    --------------------------------------------------------------------
           Distribution                Class B       Total Offered
              Amounts                   Notes            Notes
    --------------------------------------------------------------------

 1.        Interest Due               193,721.03     3,539,068.06
 2         Interest Paid              193,721.03     3,539,068.06
 3      Interest Shortfall                  0.00             0.00
          ((1) minus (2))
 4        Principal Paid            1,662,917.42    33,258,348.36

 5   Total Distribution Amount      1,856,638.45    36,797,416.42
          ((2) plus (4))




IV. Information Regarding the Securities

    A    Summary of Balance Information


      -------------------------------------------------------------------------------------------------------------------

                                  Applicable   Principal Balance       Class Factor    Principal Balance    Class Factor
           Class                    Coupon          Dec-01                Dec-01             Nov-01            Nov-01
                                     Rate        Payment Date          Payment Date       Payment Date      Payment Date

      -------------------------------------------------------------------------------------------------------------------
  a.  Class A-1 Notes               3.4800%       110,279,979.92         0.47229           141,875,410.86      0.60760
  b.  Class A-2 Notes               3.7300%       275,000,000.00         1.00000           275,000,000.00      1.00000
  c.  Class A-3 Notes               4.3200%       298,000,000.00         1.00000           298,000,000.00      1.00000
  d.  Class A-4 Notes               4.8400%       249,500,000.00         1.00000           249,500,000.00      1.00000
  e.   Class B Notes                4.5800%        49,093,683.15         0.88355            50,756,600.57      0.91348

  f.        Total Offered Notes                   981,873,663.07                         1,015,132,011.43


    B Other Information


  ------------------------------------------------------------------------------------------------------

                                             Scheduled                           Scheduled
                                         Principal Balance                   Principal Balance
          Class                               Dec-01                              Nov-01
                                           Payment Date                        Payment Date

  ------------------------------------------------------------------------------------------------------

    Class A-1 Notes                           164,549,456.00                      185,631,610.00


  -----------------------------------------------------------------------------------------------------------------------------

                                     Target                       Class                    Target                Class
                    Class       Principal Amount                  Floor               Principal Amount           Floor
     Class       Percentage          Dec-01                      Dec-01                    Nov-01               Nov-01
                                  Payment Date                Payment Date              Payment Date         Payment Date

  -----------------------------------------------------------------------------------------------------------------------------

    Class A        95.00%             932,779,979.92                                      964,375,410.86
    Class B         5.00%              49,093,683.15             3,318,138.41              50,756,600.57        2,809,285.69



V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT

        1.    Principal Balance of Notes and Equity Certificates                  1,015,132,011.43
              (End of Prior Collection Period)
        2.    Contract Pool Principal Balance (End of Collection Period)            981,873,663.07
                                                                                  -----------------

                                               Total monthly principal amount        33,258,348.36



VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS


                                           -------------------------------------------------------------------------------
                                             Original                     Dec-01                   Nov-01
                                               Pool                    Payment Date             Payment Date
                                           -------------------------------------------------------------------------------
    1.    a.  Contract Pool Balance                1,111,563,967.00              981,873,663.07          1,015,132,011.43
          b.  No of Contracts                                11,329                      10,951                    11,075

    2.    Weighted Average Remaining Term                     48.60                        44.9                      45.9

    3.    Weighted Average Original Term                       57.7


     B. DELINQUENCY INFORMATION


                                                      -------------------------------------------------------------------
                                                          % of       % of Aggregate
                                                                     Required Payoff     No. Of     Aggregate Required
                                                        Contracts        Amount         Accounts      Payoff Amounts
                                                      -------------------------------------------------------------------
 1. Current                                                95.88%          95.93%          10,500    941,929,083.52
    31-60 days                                              2.57%           2.31%             281     22,672,952.97
    61-90 days                                              0.86%           0.99%              94      9,685,973.61
    91-120 days                                             0.47%           0.52%              51      5,140,459.77
    120+ days                                               0.23%           0.25%              25      2,445,193.20

                                    Total Delinquency      100.0%          100.0%          10,951    981,873,663.07

 2. Delinquent Scheduled Payments:

    Beginning of Collection Period                                                   8,508,633.19
    End of Collection Period                                                         9,794,688.51
                                                                                  ----------------

                                    Change in Delinquent Scheduled Payments          1,286,055.32


     C. DEFAULTED CONTRACT INFORMATION

       A.    Current Period Defaulted Valuation Amount                                 318,618.52
             Current Period Gross loss on Defaulted Contract                                 0.00
                                                                                       -----------
                         Total Gross Loss                                              318,618.52
       B.    Payments Received on Defaulted Contracts                                    3,505.43
                                                                                       -----------
       C.    Current Month Net Loss Amount                                             315,113.09

       D.    Cumulative Liquidation Losses to date                                     894,887.77

                                              % of Initial Contracts                        0.159%
                                  % of Initial Contract Pool Balance                        0.081%


VII. INFORMATION REGARDING THE RESERVE ACCOUNT

     A.  RESERVE ACCOUNT

           1.    Opening Reserve Account Balance                                   15,531,519.77

           2.    Investment Earnings                                                   28,289.30

           3.    Deposit from the Collection Account                                   19,932.43

           4.    Withdrawls from the Reserve Account                                           -

           5.    Interest payment to the Holdback Designee                            (48,221.73)

           6.    Release of Reserve Account Surplus                                  (508,852.72)

           7.    Ending Reserve Account Balance                                    15,022,667.05

           8.     Available amount                                                 15,531,519.77

           9.    Required Reserve Account Amount                                   15,022,667.05

          10.    Reserve Account Surplus/ (Shortfall)                                          -


VIII. MISCELLANEOUS INFORMATION


     A.  SERVICER ADVANCE BALANCE

          1.    Opening Servicer Advance Balance                                                         8,508,633.19
          2.    Current Period Servicer Advance                                                          3,624,247.08
          3.    Recoveries of prior Servicer Advances                                                   (2,338,191.76)
                                                                                  ------------------------------------
          4.    Ending Servicer Advance Balance                                                          9,794,688.51

     D.  OTHER RELATED INFORMATION

          1.    Life to Date Prepayment (CPR)                                                                   11.2%

          2.    Life to Date Substitutions:

                a.  Prepayments                                              0.00

                b.  Defaults                                                 0.00



NCT Funding Company LLC, Allfirst Bank, as trustee under the Indenture, and CIT
   Financial USA, Inc., in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
  9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 12/20/01


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            CIT Financial USA, Inc.

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer